UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09053

The MP 63 Fund, Inc.

(Exact name of registrant as specified in charter)

MP 63 Fund, Inc.

555 Theodore Fremd Ave., Suite B-103

Rye, NY 10580

(Address of principal executive offices)(Zip code)

MP 63 Fund Inc.

555 Theodore Fremd Ave., Suite B-103

Rye, NY 10580

(Name and address of agent for service)

Registrant's telephone number, including area code: (914) 925-0022

Date of fiscal year end: February 28

Date of reporting period: February 28, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

THE MP 63 FUND INC

Financial Statements

With Report of Independent Registered Public Accounting Firm

Dear Fellow Shareholders,

February 28, 2009 marked the end of our tenth fiscal year, a period marked by a sharp decline in the stock market. While we were certainly not immune to the losses brought on by the negative environment, certain highlights confirmed our fundamental strengths:

1.

We passed the $1 million mark in dividends received from our component companies for the first time, receiving $1,065,790, up 12.7% from $945,657 a year earlier.

2.

We lowered total expenses by 8.6%, to $344,532, from $377,070 in the previous fiscal year. So the increase in the expense ratio (from 0.88% to 0.96%) was entirely a function of lower asset values. We believe that a market recovery should help us to once again lower the expense ratio.

3.

We once again increased our annual dividend, paying 20.83¢ per share, up 8.0% from 19.28¢ a year earlier. Since inception, the fund has paid a total of $2.13791 per share in dividends and capital gains distributions.

4.

We limited portfolio turnover to 10.66%, despite replacing seven components during the fiscal year.

We think that these are good indications that our fundamental approach has continued to work well, despite the difficult investment climate.

    As we begin our second decade of operations, our focus remains on the long term, during which we believe that a more rewarding stock market environment should confirm the wisdom of owning high-quality companies and adding to them on a consistent basis.

    DRIPX shareholders should once again be congratulated for their restraint, having largely resisted the emotional selling exhibited by others. We hope that you will join us in continuing to add to your holdings on a regular basis, allowing us to potentially take advantage what we believe are compelling opportunities in the stock market over the long term.

<signed>Vita Nelson and David Fish, co-managers

<April 28, 2009>

Must be preceded or accompanied by a prospectus.

-Mutual fund investing involves risk. Principal loss is possible.

Past performance is not a guarantee of future results.

Quasar Distributors, LLC, Distributor. (5/09)

The MP63 Fund, Inc.
Average Annual Total Return as of February 28, 2009

One Year:	(41.49)%
Five Year:	(6.18)%
Since Inception:	(1.90)%

S&P 500
Average Annual Total Return as of February 28, 2009

One Year:	(43.32)%
Five Year:	(7.85)%
Since Inception:	(4.71)%

$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
Mar-99
Nov-99
Aug-00
May-01
Feb-02
Nov-02
Aug-03
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
$8,251
$6,169
The MP63 Fund, Inc., ending value $8,251
S&P 500 Index, ending value $6,169

S&P 500 Index is an unmanaged composite of 500 large-capitalization companies. You cannot invest directly in an index.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.

The graph does not reflect deduction for taxes shareholders would pay on fund distributions and redemption of shares. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

The MP 63 Fund
By Industry Sectors

Basic Materials
9.19%
Conglomerates
2.94%
Consumer Goods
22.44%
Financial
9.06%
Healthcare
9.41%
Industrial Goods
12.21%
Services
10.89%
Technology
13.80%
Utilities
10.06%

The MP63 Fund, Inc.

		Schedule of Investments
		February 28, 2009
Shares/Principal Amount of Assets		Market Value

COMMON STOCKS - 99.24%

Automotive Parts- Retail/Wholesale - 1.01%
8,400	Genuine Parts Co.	$ 236,376

Automobile - Manufacturing - 1.18%
4,400	Toyota Motor Corp. (Japan)	277,816

Banks- Money Center - 0.37%
22,200	Bank of America Corp.	87,690

Banks - Regional - 2.21%
21,400	BB&T Corp.	345,182
12,200	US Bancorp	174,582
		519,764
Beverages- Alcoholic/Soft Drink - 1.20%
6,900	Coca-Cola Corp.	281,865

Building Products- Retail/Whole - 0.82%
8,100	Black & Decker Corp.	191,727

Chemicals- Diversified - 0.84%
18,100	RPM International, Inc.	196,204

Chemicals - Specialty - 4.20%
17,400	Praxair, Inc.	987,450

Commercial Services - 3.25%
24,000	Ecolab, Inc.	762,720

Communications Equipment - 2.24%
56,200	Nokia Corp. (Finland) ADR	526,032

Computer- Mini/Micro - 2.29%
18,500	Hewlett-Packard Co.	537,055

Containers- Paper/Plastic - 1.25%
15,800	Bemis Co., Inc.	293,406

Cosmetics & Personal Care - 4.10%
24,300	Avon Products, Inc.	427,437
8,900	Colgate-Palmolive Co.	535,602
		963,039
Diversified Operations - 5.14%
6,800	3M Company	309,128
18,700	Corning, Inc.	197,285
13,700	Fortune Brands	325,375
20,300	General Electric Co.	172,753
5,000	United Technologies Corp.	204,150
		1,208,691
Electronic Equipment - 1.58%
13,900	Emerson Electric Co.	371,825

Electronic- Semiconductors - 1.89%
34,900	Intel Corp.	444,626

Finance- Investment Management - 1.79%
9,200	Franklin Resources, Inc.	421,360

Financial Services - 6.88%
9,500	Bank of New York Mellon Corp.	210,615
8,500	Cash America International, Inc.	122,400
15,600	H&R Block, Inc.	297,960
44,700	Paychex, Inc.	986,082
		1,617,057
Food- Misc. Preparation - 2.88%
15,900	ConAgra Foods, Inc.	239,772
13,700	Hormel Foods Corp.	436,071
		675,843
Insurance- Life/Property/Casual - 3.20%
26,900	AFLAC, Inc.	450,844
8,300	Travelers Companies, Inc.	300,045
		750,889
Leisure Products - 1.28%
16,400	Polaris Industries, Inc.	301,924

Machinery - Const./Mining/Farming - 1.06%
20,600	Amcol International Corp.	248,642

Machinery- Electrical Equipment - 3.40%
9,700	Dover Corp.	241,918
36,100	Johnson Controls, Inc.	410,818
14,800	Tennant Company	145,928
		798,664
Manufacturing - 3.52%
15,300	Illinois Tool Works, Inc.	425,340
13,400	Ingersoll-Rand Co.	190,012
10,100	Pentair, Inc.	210,787
		826,139
Medical Instruments/Products - 3.07%
24,400	Medtronic, Inc.	721,996

Medical Drugs - 6.26%
10,400	Abbott Laboratories	492,336
12,700	Johnson & Johnson	635,000
28,000	Pfizer, Inc.	344,680
		1,472,016
Oil & Gas- International - 4.92%
12,100	BP Plc (United Kingdom) ADR	464,156
10,200	Exxon Mobil Corp.	692,580
		1,156,736
Paper & Paper Products - 1.76%
8,100	International Paper Co.	46,089
7,800	Kimberly Clark Corp.	367,458
		413,547

Retail- Variety Stores - 1.10%
6,100	Costco Wholesale Corp.	258,274

Retail/Wholesale- Building Products - 1.49%
16,800	Home Depot, Inc.	350,952

Services-Prepackaged Software - 3.88%
56,500	Microsoft Corp.	912,475

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.47%
2,300	Proctor & Gamble Co.	110,791

Telecommunications Services - 2.56%
10,900	AT&T Corp.	259,093
13,000	Centurytel, Inc.	342,290
		601,383
Textile- Apparel/Mill Products - 1.77%
8,000	VF Corp.	415,200

Transportation- Equipment/Leasing - 0.59%
6,100	Ryder Systems, Inc.	139,446

Transportation- Railroads - 1.15%
7,200	Union Pacific Corp.	270,144

Utility- Electric - 6.68%
20,200	Duke Energy Corp.	272,094
10,400	Edison International	283,088
8,600	FPL Group, Inc.	389,838
41,200	MDU Resources Group, Inc.	623,768
		1,568,788
Utility-Gas Distribution - 2.96%
12,400	National Fuel Gas Co.	375,844
10,600	SCANA Corp.	319,378
		695,222
Utility- Water - 3.00%
38,300	Aqua America, Inc.	704,720

Total for Common Stock (Cost $34,247,794) - 99.24%		23,318,494

Cash & Equivalents - 0.47%
110,258	SEI Daily Income Trust Govt. Bond (Cost $110,258) 0.47%*	110,258

	Total Investments - 99.71% (Cost $34,358,052) (Note 4)	23,428,752

	Other Assets Less Liabilities - 0.29%	67,977

	Net Assets - 100.00%	$ 23,496,729

* Variable Rate Security
ADR- American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Statement of Assets and Liabilities
February 28, 2009

Assets:
Investments at Market Value (Cost $34,358,052)	$ 23,428,752
Receivables
Dividends and Interest	113,452
Prepaid Expenses	14,038
Total Assets	23,556,242
Liabilities
Due to Custodian	10,987
Accrued Expenses	41,232
Accrued Management Fees	7,294
Total Liabilities	59,513

Net Assets	$ 23,496,729

Net Assets Consist of:
Capital Stock, $.001 par value; 1 billion shares
authorized; 3,400,434 shares issued and outstanding	$ 3,400
Additional Paid in Capital	35,111,854
Accumulated Undistributed Net Investment Income	110,440
Realized Loss on Investments - Net	(799,665)
Unrealized Appreciation (Depreciation) in Value
of Investments Based on Identified Cost - Net	(10,929,300)
Net Assets	$ 23,496,729

Net Asset Value and Offering Price ($23,496,729/3,400,434)	$ 6.91

Redemption Price Per Share ($6.91 x .98)*	$ 6.77

* The Fund will deduct a 2% redemption fee from redemption proceeds if purchased and redeemed within 6 months.

The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Statement of Operations
For the year ended February 28, 2009
Investment Income:
Dividend Income	$ 1,065,790
Interest Income	3,007
Total Investment Income	1,068,797
Expenses:
Investment advisor fees	124,178
Administration fees	48,145
Fund servicing expense	42,001
Registration fees	33,559
Printing and postage expense	12,648
Compliance fees	12,001
Miscellaneous expense	9,598
Custody fees	8,669
Legal fees	21,327
Director fees	11,700
Audit fees	20,706
Total Expenses	344,532

Net Investment Income	724,265

Realized and Unrealized Loss on Investments:
Realized Loss on Investments	(754,818)
Unrealized Depreciation on Investments	(16,426,356)
Net Realized and Unrealized Loss on Investments	(17,181,174)

Net Decrease in Net Assets from Operations	$ (16,456,909)

The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Statements of Changes in Net Assets

	For the Years Ended
	February 28, 2009	February 28, 2008
From Operations:
Net Investment Income	$ 724,265	$ 576,664
Net Realized Gain (Loss) on Investments	(754,818)	387,118
Net Unrealized Appreciation (Depreciation)	(16,426,356)	(2,217,443)
Increase (Decrease) in Net Assets from Operations	(16,456,909)	(1,253,661)
From Distributions to Shareholders:
Net Investment Income	(686,817)	(613,907)
Net Realized Gain from Security Transactions	-	(2,243,913)
Change in Net Assets from Distributions	(686,817)	(2,857,820)
From Capital Share Transactions
Proceeds From Sale of Shares	3,200,917	3,681,195
Shares Issued on Reinvestment of Dividends	683,991	2,847,660
Cost of Shares Redeemed
(net of redemption fees $15,366 and $7,176, respectively)	(3,236,473)	(3,562,533)
Net Increase from Shareholder Activity	648,435	2,966,322

Net Decrease in Net Assets	(16,495,291)	(1,145,159)

Net Assets at Beginning of Period	39,992,020	41,137,179
Net Assets at End of Period (Including Undistributed Net
Investment Income of $110,440 and $72,992, respectively)	$ 23,496,729	$ 39,992,020

Share Transactions:
Issued	305,513	270,988
Reinvested	80,659	215,080
Redeemed	(291,321)	(260,249)
Net increase in shares	94,851	225,819
Shares outstanding beginning of period	3,305,583	3,079,764
Shares outstanding end of period	3,400,434	3,305,583

The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Financial Highlights
Selected data for a share outstanding throughout the period:	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	February 28, 2009		February 29, 2008		February 28, 2007	February 28, 2006	February 28, 2005
Net Asset Value -
Beginning of Period	$ 12.10		$ 13.36		$ 12.48	$ 11.91	$ 11.01
Net Investment Income	0.22		0.18		0.17	0.15	0.10
Net Gains or Losses on Securities
(realized and unrealized)	(5.20)		(0.51)		1.13	0.55	0.89
Total from Investment Operations	(4.98)		(0.33)		1.30	0.70	0.99

Early Redemption Fees	0.00	*	0.00	*	0.01	0.01	0.01

Distributions (From Net Investment Income)	(0.21)		(0.19)		(0.17)	(0.13)	(0.09)
Distributions (From Capital Gains)	0.00		(0.74)		(0.25)	0.00	(0.01)
Total Distributions	(0.21)		(0.93)		(0.42)	(0.13)	(0.10)

Net Asset Value -
End of Period	$ 6.91		$ 12.10		$ 13.36	$ 12.48	$ 11.91

Total Return (a)	(41.49)%		(3.08)%		10.40%	5.91%	9.06%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	23,497		39,992		41,137	37,726	33,344
Ratio of Expenses to Average Net Assets	0.96%		0.88%		0.97%	1.02%	1.22%
Ratio of Net Income to Average Net Assets	2.04%		1.34%		1.28%	1.23%	0.85%
Portfolio Turnover Rate	10.66%		4.75%		25.90%	6.58%	8.77%

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.

* Amount is less than $0.005

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

Notes to Financial Statements

February 28, 2009

NOTE 1. ORGANIZATION

The MP63 Fund (the "Fund") is organized as a Maryland Corporation, incorporated on October 13, 1998, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended.  The Fund's business and affairs are managed by its officers under the direction of its Board of Directors.  The Fund's investment objective is to seek long-term capital appreciation for shareholders.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation - Portfolio securities traded on a national securities exchange are stated at the last reported sales price or a market’s official close price on the day of valuation. Portfolio securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. The pricing service determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. There were no securities valued under this pricing service for 2008 or 2007.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Fund upon selling an asset or paid by the Fund to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that prioritizes the assumptions, also known as "inputs," to valuation techniques used by market participants to measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the lowest priority given to Level 3: Level 1 - quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund's assets carried at fair value:

                                                                                               Investments            Other Financial

Valuation Inputs:                                                  In Securities            Instruments

Level 1 – Quoted Prices                                         $23,428,752             $          -

Level 2 – Significant Other Observable Inputs                       -                          -

Level 3 – Significant Unobservable Inputs                             -                          -

Total                                                                       $23,428,752             $          -

B.

Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.

Federal Income Taxes - The Fund complies with requirements of the Internal Revenue Code applicable to regulated investment companies, distributing all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, on January 1, 2007. FASB Interpretation No. 48 requires that the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, they don’t have a more than 50 percent likelihood of being sustained upon examination. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

D.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Credit Risk - Financial instruments that potentially subject the Fund to credit risk include cash deposits in excess of federally insured limits.

F.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

NOTE 3.  INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY

  TRANSACTIONS

The Fund has entered into an investment advisory agreement (the "Agreement") with The Moneypaper Advisor, Inc. (the "Advisor").  Under this Agreement, the Advisor provides the Fund with investment advice and supervises the Fund's management and investment programs.  As compensation for the services rendered, the Fund pays the Advisor a fee accrued daily based on an annualized rate of .35% of the daily net asset value.  For the year ended February 28, 2009, the Advisor earned fees of $124,178.  At February 28, 2009, $7,294 was due to the Advisor.

The Advisor has voluntarily agreed to defer its advisory fee and to reimburse the Fund for other expenses if the total operating expenses of the Fund exceed an annual rate of 1.25% of average daily net assets.  Under the terms of the Agreement, fees deferred or expenses reimbursed by the Advisor are subject to reimbursement by the Fund, if so requested by the Advisor, up to three years from the fiscal year the fee or expense was incurred. However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above.

An affiliate of the Advisor provides certain administrative services to the Fund. These expenses amounted to $48,145 during the year ended February 28, 2009.

The Fund has an administrative agreement with Mutual Shareholder Services (The "Administrator"). Under this agreement, the Administrator provides the Fund with administrative, transfer agency, and fund accounting services.  Mutual Shareholder Services charges an annual fee of approximately $42,000 for services rendered based on the Fund’s current asset size.

The Fund is responsible for the cost of printing, postage, telephone costs and certain other out-of-pocket expenses. Vita Nelson is an officer and director of the Advisor and also an officer and director of the Fund.

The Fund currently pays each Director an annual retainer of $2,000.

The Chief Compliance Officer is paid $1,000 per month.  For the year ended February 28, 2009 the Chief Compliance Officer was paid $12,000.

NOTE 4. INVESTMENT TRANSACTIONS

For the year ended February 28, 2009, purchases and sales of securities, excluding short-term   investments, aggregated $4,600,238 and $3,750,825, respectively.  As of February 28, 2009, cumulative unrealized depreciation amounted to the follow:

             Unrealized appreciation                               $  1,136,199

Unrealized depreciation

  (12,065,499)

Net unrealized depreciation

$ (10,929,300)

For Federal income tax purposes, the cost of investments owned at February 28, 2009 was $34,358,052.

NOTE 5. TAX INFORMATION

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary.  Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character.  Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.  Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

As of February 29, 2008, the components of net assets on a tax basis were as follows:

Ordinary income

$      72,992

Long term gains (loss)

$     (44,847)

Unrealized appreciation

      $  8,580,375

Unrealized depreciation                                  $(3,083,319)

The tax character of distributions paid during the year were as follows:

Distributions paid from:

   Ordinary income

$   611,414

   Long term capital gains

    2,236,245

      Total

                                            $ 2,847,659

As of February 28, 2009, the components of net assets on a tax basis were as follows:

Ordinary income                                            $       110,440

Long term loss                                               $     (799,665)

Unrealized appreciation                                  $    1,136,199

Unrealized depreciation                                  $(12,065,499)

The tax character of distributions paid during the fiscal year ended February 28, 2009 was as follows:

Distributions paid from:

   Ordinary income

$   686,817

   Long term capital gains

                 0

      Total

                                           $    686,817

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The MP63 Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The MP63 Fund, Inc. (the “Fund”), including the schedule of investments as of February 28, 2009, and the related statements of operations and changes in net assets for the year than ended, the statement of changes in net assets for the years ended February 28, 2009 and February 29, 2008, and the financial highlights for the years ended February 28, 2009, February 29, 2008, February 28, 2007, 2006 and 2005. The financial highlights for the years ended February 29, 2004 were audited by Mendlowitz Weitsen, LLP, who merged with WithumSmith+Brown, P.C. as of January 1, 2005, and whose report dated April 1, 2004 expressed an unqualified opinion on those statements.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of investments owned as of February 28, 2009, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The MP63 Fund, Inc as of February 28, 2009, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ WithumSmith+Brown, P.C.

New Brunswick, NJ

April 23, 2009

Expense Example

As a shareholder of the MP63 Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The MP 63 Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	September 1, 2008	February 28, 2009	September 1, 2008 to February 28, 2009

Actual	$1,000.00	$585.10	$7.67
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.26	$9.75

* Expenses are equal to the Fund's annualized expense ratio of 1.94%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Other Information (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q.  The filings are available free of charge, upon request, by calling 1-877-676-3386.  Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-(800) SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-676-3386, or on the SEC’s website at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-877-676-3386, or on the SEC’s website at http://www.sec.gov.

MP63 Fund, Inc.

Board of Directors and Executive Officers (Unaudited)

The Board of Directors has overall responsibility for management of the Trust's affairs. The Directors serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal.  The Directors, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.  The officers have been elected for an annual term.  The following are the Directors and executive officers of the Trust:

DISINTERESTED (INDEPENDENT) DIRECTORS :

Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen By Director
Ted S. Gladstone 555 Theodore Fremd Ave Rye, NY 10580 Age: 76	Director	Indefinite. Since 1998	1
	Principal Occupation During Past Five Years		Other Directorships Held by Director
	President, Gladstone Development Corporation (real estate development)		None
Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen By Director
Gloria Schaffer 555 Theodore Fremd Ave Rye, NY 10580 Age: 77	Director, Audit Committee Member	Indefinite. Since 1998	1
	Principal Occupation During Past Five Years		Other Directorships Held by Director
	Partner, CA White (real estate development)		None
Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen By Director
Richard Yaffa 555 Theodore Fremd Ave Rye, NY 10580 Age: 76	Director, Audit Committee Member, Lead Independent Director	Indefinite. Since 2005	1
	Principal Occupation During Past Five Years		Other Directorships Held by Director
	President, Manhattan Products, Inc.		None

INTERESTED DIRECTORS:

Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen By Director
Vita Nelson(1) (2) 555 Theodore Fremd Ave Rye, NY 10580 Age; 70	Director, President	Indefinite. Since 1998	1
	Principal Occupation During Past Five Years		Other Directorships Held by Director
	President, Editor and Director, The Moneypaper, Advisor, Inc.(investment adviser to the Fund). President, Editor and Publisher of the Moneypaper, Temper of the Times Communications, Inc. (newsletter)		Moneypaper Advisor, Inc. Moneypaper, Temper of the Times Communications, Inc.

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS:

Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen
Lester Nelson(1) 555 Theodore Fremd Ave Rye, NY 10580 Age: 79	Secretary, Chief Compliance Officer	Indefinite. Since 1998	1
	Principal Occupation During Past Five Years		Other Directorships Held by Officer
	Attorney, private practice.		Moneypaper Advisor, Inc. Moneypaper, Temper of the Times Communications, Inc.
Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen By Officer
David Fish 555 Theodore Fremd Ave Rye, NY 10580 Age: 59	Treasurer	Indefinite. Since 2003	1
	Principal Occupation During Past Five Years		Other Directorships Held by Officer
	Executive Editor of the Moneypaper, Inc. (newsletter)		None

1.

Vita Nelson and Lester Nelson are married.

2.

Vita Nelson is President of the Fund and a Director of the Fund's Advisor, The Moneypaper  Advisor,  Inc. and, therefore, is an "Interested Director" of  the Fund.

Additional information about members of the Board of Directors and executive officers is available in the Statement of Additional Information (“SAI”).  To obtain a free copy of the SAI, please call 1-877-676-3386.

Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Fund during the fiscal year ended February 28, 2009.  Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

MP63 Fund, Inc.

Approval of Investment Advisory Agreement (Unaudited)

The Board of Directors, including the Independent Directors voting separately, have reviewed and approved the continuance of the Fund’s Investment Advisory Agreement with the Advisor.  Approval took place at a meeting held on December 11, 2008, at which all of the Independent Directors were present, with a majority of the Independent Directors present in person.

The Independent Directors were advised of their fiduciary obligations in determining whether to approve the continuance of the Investment Advisory Agreement, and the Independent Directors requested such information from the Advisor as they deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement and whether the Agreement continues to be in the best interests of the Fund and its shareholders.  The Directors reviewed: (i) the nature, extent and quality of the services provided by the Advisor; (ii) the investment performance of the Fund; (iii) the costs of the services provided and the profits realized by the Advisor from its relationship with the Fund; (iv) the financial condition of the Advisor; (v) the extent to which economies of scale would be realized as the Fund grows; and (vi) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.  The Directors reviewed the background, qualifications, education and experience of the Advisor’s investment and operational personnel.  The Directors also discussed and considered the quality of administrative and other services provided to the Fund, the Advisor’s compliance program, and the Advisor’s role in coordinating such services and programs.  Prior to voting, the Independent Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in a private session at which no representatives of the Advisor were present.

The Directors considered the responsibilities of the Advisor under the Investment Advisory Agreement, noting that the Advisor is responsible for providing the Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of the Fund.

In their review of the quality of services provided by the Advisor the Directors reviewed biographical information on the Advisor’s key personnel, in particular the investment management and compliance team.  The Directors considered the roles of each person as well as their relevant experience in the financial services industry.

As part of their review on the financial condition of the Advisor, the Directors reviewed the Advisor’s balance sheet as of December 31, 2009 and considered the financial condition of the Advisor.  The Independent Directors concluded that the Advisor is financially capable of satisfying its obligations under the Investment Advisory Agreement.

The Directors reviewed the performance of the Fund over various periods and compared such performance to the returns of relevant securities indices and averages of comparably managed mutual funds.  The Directors found that the Fund’s performance record appeared to be generally consistent and in line with the markets.

The Directors reviewed the Fund’s brokerage practices and discussed the Advisor’s “soft dollar” relationships.  The Directors noted with approval that the Advisor did not currently engage in any soft dollar relationships.  They also reviewed the average commission rates paid by the Fund.  The Directors also found that the average commission rate paid by the Fund has continued to decline.

The Directors reviewed information comparing the rate of the advisory fee paid by the Fund and the Fund’s total expense ratio to average advisory fees and total expense ratios for other similar equity funds.

After having received the Advisor’s proposal for continuance of the Investment Advisory Agreement and reviewing the information provided to them, the Independent Directors concluded that:  (i) based on both short-term and long-term performance of the Fund and the other services provided under the Advisory Agreement, such as the selection of broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and overseeing the activities of the Fund’s other service providers, they believed that the Advisor has provided quality services to the Fund as compared to similarly situated funds; (ii) the Fund’s advisory fee is lower than the average of comparably managed funds, and they believed that the Advisor is providing above average portfolio management services to the Fund; and (iii) shareholders are being provided a high-quality investment option at a total expense ratio that compares favorably to other comparably managed funds.  The Independent Directors decided that, at the present time, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale.  The Independent Directors did note that, if the Fund begins to experience significant growth in its assets, it may become necessary for the Advisor to consider adding fee breakpoints to the Advisory Agreement.  The Independent Directors also considered the “fallout benefits” to the Advisor but, given the amounts involved, viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Investment Advisory Agreement.  Rather, the Directors concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Investment Advisory Agreement for an additional annual period.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  A copy of registrant’s code of ethics will be provided to any person who requests it, without charge.  To receive a copy of the registrant's code of ethics, write to the Fund at MP63 Fund, Inc., 555 Theodore Fremd Avenue, Rye, NY  10580.  A copy will be sent to you within three (3) business days of receipt of your request.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert. The audit committee members and the full Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $13,500 and $13,500 with respect to the registrant’s fiscal years ended February 28, 2009 and February 28, 2008, respectively.

(b)

Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)

Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $1,200 and $1,200 with respect to the registrant’s fiscal years ended February 28, 2009 and February 28, 2008, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)

All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

The Audit Committee of The MP63 Fund, Inc. (the "Fund") is charged with the responsibility to monitor the independence of the Fund's independent accountants.  As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm's engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant's independence. The Committee's evaluation will be based on:

>   a review of the nature of the professional services expected to be provided,

>   review of the safeguards put into place by the accounting firm to safeguard independence, and

>   periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES PROVIDED TO THE FUNDS

On an annual basis, the scope of audits for the Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund's independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent  accountants.  Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor's independence.  The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chairman pursuant to authority delegated in this Policy.

The categories of services enumerated under "Audit Services", "Audit-related Services", and "Tax Services" are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chairman) would expect upon the presentation of specific proposals to pre-approve.  The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chairman) would consider for pre-approval.

AUDIT SERVICES

The following categories of audit services are considered to be consistent with the role of the Fund's independent accountants:

>   Annual Fund financial statement audits

>   SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund's independent accountants:

>   Accounting consultations

>   Agreed upon procedure reports

>   Attestation reports

>   Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated).

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund's independent accountants:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; an

Sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Accounting methods studies

Tax consulting services and related projects

The Fund’s independent accountants do not perform individual tax services for management individuals of the Fund.  Other permitted services are subject to an Audit Committee pre-approval process.

OTHER NON-AUDIT SERVICES

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy.  Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

PROSCRIBED SERVICES

The Fund's independent accountants will NOT render services in the following categories of non-audit services:

>   Bookkeeping or other services related to the accounting records or financial statements of the Fund

>   Financial information systems design and implementation

>   Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

>   Actuarial services

>   Internal audit outsourcing services

>   Management functions or human resources

>   Broker or dealer, investment adviser, or investment banking services

>   Legal services and expert services unrelated to the audit

>   Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO THE MONEYPAPER ADVISORS, INC. AND THE MONEYPAPER ADVISORS, INC. AFFILIATES

Certain non-audit services provided to The Moneypaper Advisors, Inc. or any entity controlling, controlled by or under common control with The Moneypaper Advisors, Inc. that provides ongoing services to the Fund (The Moneypaper Advisors, Inc. Affiliates) will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Fund. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated.  Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to The Moneypaper Advisors, Inc. Affiliates, the Committee will receive an annual report from the Fund's independent accounting firm showing the aggregate fees for all services provided to The Moneypaper Advisors, Inc. and The Moneypaper Advisors, Inc. Affiliates.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

With respect to the fiscal years ended February 28, 2009 and February 28, 2008, aggregate non-audit fees of $1,200 and $1,200, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  With respect to the fiscal years ended February 28, 2009 and February 28, 2008, the registrant’s accountant did not render any services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not applicable.

Item 5.

Audit Committee of Listed Companies.

Not Applicable.

Item 6.

Schedule of Investments.

(a)

Not applicable.  [schedule filed with Item 1]

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.

Purchase of Equity Securities By Closed End Management Investment Company and Affiliates.

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders.

The registrant does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of trustees.

Item 11.

Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.

Exhibits.

(a)(2)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The MP 63 Fund, Inc.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date November 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date November 3, 2010

By /s/David Fish

*David Fish

Treasurer

(principal financial officer)

Date November 3, 2010

* Print the name and title of each signing officer under his or her signature.